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                                                           FILE NO:   3780-106
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                                      ASSIGNMENT

    WHEREAS, ROY ROSSER, SUBHODEV DAS, YI TAN AND PETER VON KAENEL as assignor(s), xxxx (have) invented certain improvements in IMPROVED LIVE VIDEO INSERTION SYSTEM for which an application for United States Letters Patent has
been executed by US on     and whereas

                   PRINCETON ELECTRONIC BILLBOARD
                   47 HULFISH STREET
                   PRINCETON, NEW JERSEY 08540

as assignee, is desirous of acquiring all right, title and interest in and to said invention and any Letters Patent that may be granted therefor.

    NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, we as assignor(s) hereby sell, assign and set over to said assignee the entire right, title and interest for the United States and all other countries in and to said invention and the aforesaid application for Letters Patent, all original, divisional, continuation, substitute or reissue applications and patents applied for or granted therefor in the United States and all countries foreign, and the Commissioner of Patents is hereby authorized and requested to issue all patents on said improvements or resulting therefrom to said assignee herein, as assignee of the entire interest therein; and the undersigned for us and our legal representative, heirs and assigns do hereby agree and covenant without further remuneration, to execute and deliver all divisional, continuation, reissue and other applications for Letters Patent on said improvements and all assignments thereof to said assignee or its assigns, to communicate to said assignee or its representative all facts known to the undersigned respecting said improvements, whenever requested, to testify in any interferences or other legal proceedings in which any of said applications or patents may become involved, to sign all lawful papers, make all rightful oaths, and to do generally everything necessary to aid assignee, its successors, assigns and nominees to obtain patent protection for said improvements in all countries, the expenses incident to said applications to be borne and paid by said assignee.

                                            /s/Roy Rosser
                                            ----------------------------
                                            Roy Rosser

                                            /s/Subhodev Das
                                            ----------------------------
                                            Subhodev Das

                                            /s/Yi Tan
                                            ----------------------------
                                            Yi Tan

                                            /s/Peter von Kaenel
                                            ----------------------------
                                            Peter von Kaenel

State of           :
                   :   ss:
County of          :

    This 30TH day of JANUARY 1995, before me personally came the above named ROY ROSSER, SUBHODEV DAS, YI TAN AND PETER A. VON KAENEL to me known as the individual(s) who executed the foregoing instrument who acknowledged to me that the same was executed by them of their own free will for the purposes therein set forth.




                                               /s/ Elizabeth A. Rout
                                       -------------------------------------
(SEAL)                                             NOTARY PUBLIC


MATHEWS, WOODBRIDGE & COLLINS